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                                                                   EXHIBIT 10.22

                                  AMENDMENT TO
                      HOOVER'S, INC. STOCK OPTION AGREEMENT

     THIS AMENDMENT TO HOOVER'S, INC. STOCK OPTION AGREEMENT (this "AMENDMENT") is entered into and made effective as of the 13th day of May, 2002 (the "EFFECTIVE DATE"), by and between Hoover's, Inc., a corporation organized under the laws of Delaware (the "CORPORATION"), and Jeffrey R. Tarr, who is an Employee and the Chairman of the Board of Directors of the Corporation ("OPTIONEE"). Capitalized terms not otherwise defined herein shall be as set forth in the Option Agreement, as defined below.

                                 R E C I T A L S

     WHEREAS, the Corporation entered into a Hoover's, Inc. Stock Option Agreement dated May 22, 2001 whereby the Corporation granted Optionee an Option (the "225,000 SHARES OPTION") under The Hoover's, Inc. 1999 Stock Incentive Plan (the "Plan") to acquire 225,000 shares of Common Stock, $0.01 par value of the Corporation, at an exercise price of $3.40 per share, such number of shares and exercise price SUBJECT TO ADJUSTMENT for subsequent stock splits of the Corporation (the "Option Agreement");

     WHEREAS, the parties desire to amend the Option Agreement to clarify the definition of a material reduction in Optionee's level of responsibility, for certain purposes.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and conditions herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. The parties agree that paragraph 3(B) of the Addendum to the Option Agreement is hereby deleted in its entirety with respect to the 225,000 Shares Option and replaced by paragraph 3(B) set forth below:

          "Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's level of responsibility, with a material reduction in level of responsibility to be considered taking in to account all of the facts and circumstances, including without limitation the revenues, strategic direction and the number of employees of the operation(s) managed by Optionee prior to and following such Change in Control; FOR THE AVOIDANCE OF DOUBT, THE CHANGE IN OPTIONEE'S STATUS FROM THE CHIEF EXECUTIVE OFFICER OF A PUBLIC COMPANY TO THE CHIEF EXECUTIVE OFFICER OF A DIVISION OR A SUBSIDIARY OF A PUBLIC OR NON-PUBLIC COMPANY WOULD BE CONSIDERED A MATERIAL REDUCTION IN LEVEL OF RESPONSIBILITY FOR THE PURPOSE OF THIS PROVISION; (B) any reduction in Optionee's base salary, or a reduction in the level of Optionee's other compensation (including fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than thirty (30) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent."

          2. ENTIRE AGREEMENT. This Amendment constitutes the duly authorized, valid and binding obligation of each of the parties hereto. Except as specifically modified by this Amendment, the Option Agreement shall remain in full force and effect. Any further amendment, change or modification of the Option Agreement shall be void unless in writing and signed by all parties hereto.

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          3.   COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

          IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

HOOVER'S, INC.                                      OPTIONEE


By:
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Name:                                               ----------------------------
     -----------------------------                  JEFFREY R. TARR
Title:
      ----------------------------
Date:                                               Date:
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